UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):       June 22, 2005
                                                              -----------------

                                  I-TRAX, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                       001-31584               23-3057155
   ------------------------       ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


         4 Hillman Drive, Suite 130
          Chadds Ford, Pennsylvania                          19317
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  (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (610) 459-2405


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.13e-4(c))



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Item 2.05         Costs Associate with Exit or Disposal Activities.

     On June 22, 2005, I-trax, Inc. commenced implementation of a restructuring plan pursuant to which I-trax will:

     o Write-off software development costs associated with products that are no longer sold by I-trax and that will not be supported in the future.

     o Record a goodwill impairment charge related to the acquisitions of iSummit Partners, LLC and WellComm Group, Inc., which I-trax acquired in 2001 and 2002, respectively.

     o Incur expenses associated with terminating 33 employees and other restructuring charges.

     I-trax commenced the restructuring plan following an in-depth analysis of its structure and product development efforts. This analysis led to the conclusion that certain I-trax products and services were no longer essential to the company's integrated business model, and that certain contracts, personnel, goodwill, intangible assets, and software associated with these non-core products and services should be terminated or written off. The restructuring is expected to make a material improvement in I-trax's profitability and cash flow. I-trax expects to substantially complete the restructuring by June 30, 2005.

     I-trax anticipates that the total charges associated with the restructuring will be in the range of $12 to $16 million. I-trax expects to recognize most of these charges during the three month reporting period ending June 30, 2005. Up to $12.5 million of the charges will be associated with impairment of goodwill, software development costs and other assets. Up to $3.5 million of the charges will be associated with other restructuring expenses, including employee terminations.

     A press release announcing the restructuring is attached to this Current Report as Exhibit 99.1.

Item 2.06         Material Impairments.

     I-trax's disclosure in Item 2.05 above is incorporated in this Item 2.06 by reference.

Item 9.01         Financial Statements and Exhibits.

Exhibit No.       Description
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99.1              Press release issued on June 28, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              I-TRAX, INC.




Date:  June 28, 2005                          By: /s/ R. Dixon Thayer
                                                  -----------------------------
                                              Name:    R. Dixon Thayer
                                              Title:   Chief Executive Officer